Note 9 - Other Disclosures - Fair Value of the Share Options (Details) - 12 months ended Dec. 31, 2021	€ / shares	USD ($)
Note 9 - Other Disclosures - Fair Value of the Share Options (Details)
Weighted average share price (EUR) (in EUR per share)	€ 22.01
Exercise price, share options granted (in EUR per share)	€ 0.06
Expected volatility		75.00%
Option life (yrs.)		1.29
Expected dividends (EUR) | $		$ 0.00
Risk-free interest rate		(0.73%)
Lack of marketability discount		14.39%